Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Company does not schedule its equity grants in anticipation of the release of material, non-public information (MNPI), nor does the Company time the release of MNPI based on equity grant dates.
Award Timing Method	The Company does not schedule its equity grants in anticipation of the release of material, non-public information (MNPI), nor does the Company time the release of MNPI based on equity grant dates. Annual grants for all employees, including the NEOs, are awarded on March 10 (or the next business day if March 10 is not a business day) of each year. During fiscal year 2024, the Company did not issue any equity awards to our NEOs during any period beginning four business days before the filing or furnishing of a periodic report or current report disclosing MNPI and ending one business day after the filing or furnishing of such report with the SEC